Earnings per share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings per share
(15)	Earnings per share

Earnings per share is presented in accordance with ASC 260 which requires the presentation of “basic” earnings per share and “diluted” earnings per share. Immediately prior to the completion of the Company’s IPO on December 11, 2014, all of the outstanding Class A, B and C shares of Avolon automatically converted into 78,486,853 shares of the Company’s common stock. The Class A, B and C shares converted to common stock at the following exchange ratios:

Class	Ratio
A	0.546086
B	6.839066
C	6.668450

Prior to the completion of the Company’s IPO, Avolon had three classes of shares classified as temporary equity to which earnings were accreted on a quarterly basis. As such, net (loss)/income per share (EPS) for Avolon S.à r.l. was previously calculated using the two-class method, which requires the allocation of (loss)/income to each class of common stock.

The following table presents the calculation of basic and diluted earnings per share (in US$ thousands, except per-share data):

	2012	2013	2014
Basic net income per share:
Numerator:
Net income and total comprehensive income	61,161	112,800	91,103
Denominator:
Weighted-average common shares outstanding	66,375,888	78,220,312	78,390,788
Basic net income per share	0.92	1.44	1.16

Diluted net income per share:
Numerator:
Net income and total comprehensive income	61,161	112,800	91,103
Denominator:
Number of shares used in basic calculation	66,375,888	78,220,312	78,390,788
Plus: weighted average effect of dilutive securities:
Avolon MIP	31,527	21,018	—
Equity Incentive Plan 2014	—	—	12,090

Weighted-average common shares outstanding—diluted	66,407,415	78,241,330	78,402,878